UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported): November 22, 2022

ANGEL POND HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40382	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, NY 10022

(Address of Principal executive offices) (Zip Code)

(212) 878-3702

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-third of one redeemable warrant	POND.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	POND	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	POND WS	New York Stock Exchange

☒ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note.

On November 22, 2022, Angel Pond Holdings Corporation (“Angel Pond”, “APHC” or the “Company”) held an extraordinary general meeting of shareholders (the “Special Meeting”) in connection with its previously announced Business Combination Agreement (the “Business Combination Agreement”), dated as of January 31, 2022, (as further amended or modified from time to time, the “Merger Agreement”), by and among APHC, Mangomill plc, an Irish public limited company and wholly owned subsidiary of APHC (“Irish Holdco”), Meridian MergerSub Inc., a Cayman Islands exempted company and wholly owned subsidiary of Irish Holdco (“Merger Sub”), and MariaDB Corporation Ab, a Finnish private limited liability company (“MariaDB”). Pursuant to the Merger Agreement, (i) Merger Sub will merge with and into APHC, with APHC being the surviving entity and subsidiary of Irish Holdco (the “Irish Domestication Merger”), and (ii) MariaDB will merge with and into Irish Holdco, with Irish Holdco continuing as the surviving corporation (the “Merger”). As soon as practicable following the Merger, APHC will be liquidated. The Irish Domestication Merger, the Merger and the other transactions contemplated by the Merger Agreement are collectively considered the “Business Combination.” In connection with the closing of the Merger, Irish Holdco’s name will be changed to “MariaDB plc” (the “Combined Company”).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

MariaDB plc 2022 Equity Incentive Plan

In connection with the Special Meeting, shareholders of Angel Pond Holdings Corporation approved the MariaDB plc 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”), which makes available for issuance an amount equal to 10% of the aggregate number of MariaDB plc ordinary shares, nominal value of $0.01 per share (the “Combined Company Ordinary Shares”), issued and outstanding immediately following the Merger. The number of Combined Company Ordinary Shares will automatically increase as of the first day of each fiscal year of the Combined Company commencing after the closing of the Merger and ending on and including the first day of the fiscal year in 2032, by an amount equal to the lesser of (i) 5% of the aggregate number of Combined Company Ordinary Shares outstanding as of the last day of the immediately preceding fiscal year and (ii) an amount determined by the Board of Directors of the Combined Company or its compensation committee. A summary of the 2022 Equity Incentive Plan is included in the Company’s definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the U.S. Securities and Exchange Commission (“SEC”) on October 24, 2022 and mailed to shareholders on or about October 31, 2022, and is incorporated by reference, which summary is qualified in all respects by the full text of the 2022 Equity Incentive Plan, included as Annex D to the Proxy Statement/Prospectus.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 22, 2022, Angel Pond convened the Special Meeting held in connection with the Merger Agreement and transactions contemplated thereby. Each proposal voted on at the Special Meeting is described in greater detail in the Proxy Statement/Prospectus.

As of the close of business on October 20, 2022, the record date for the Special Meeting, there were an aggregate of 26,551,482 Class A ordinary shares of Angel Pond, par value $0.0001 per share (the “Class A Ordinary Shares”), and 6,637,870 Class B ordinary shares of Angel Pond, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Angel Pond Ordinary Shares”), outstanding, each of which was entitled to one vote at the Special Meeting. At the Special Meeting, a total of 29,743,818 Angel Pond Ordinary Shares, representing approximately 89.61% of the outstanding Angel Pond Ordinary Shares entitled to vote, were present virtually or by proxy, constituting a quorum.

Each of the proposals voted on at the Special Meeting was approved by the Company’s shareholders, and the voting results are set forth below.

1. The Business Combination Proposal - To consider and vote upon and to approve by an ordinary resolution under Cayman Islands law the entry into the Merger Agreement, and approve the transactions contemplated thereby. A copy of the Merger Agreement is attached to the Proxy Statement/Prospectus as Annex A.

For	Against	Abstain
28,295,984	1,077,099	290,808

2. The Irish Domestication Merger Proposal - To consider and vote upon and to approve by special resolution under Cayman Islands law the Irish Domestication Merger. The Irish Domestication Merger will be effected by Angel Pond filing a Plan of Merger with the Registrar of Companies of the Cayman Islands under the Cayman Islands Companies Act or at such other time as may be agreed by Angel Pond and MariaDB in writing and specified in the Plan of Merger. Upon the effectiveness of the Irish Domestication Merger, the APHC Shareholders will receive shares in the capital of Irish Holdco. A copy of the Plan of Merger is attached to the Proxy Statement/Prospectus as Annex J.

For	Against	Abstain
28,295,984	1,077,099	290,808

3. The APHC Articles Proposal - To consider and vote upon and to approve by special resolution under Cayman Islands law the adoption of the amendment and restatement of the APHC Amended and Restated Memorandum and Articles of Association. A copy of the APHC Amended and Restated Memorandum and Articles of Association is attached to the Proxy Statement/Prospectus as Annex B.

For	Against	Abstain
28,295,984	1,077,099	290,808

4. The Issuance Proposal - To consider and vote upon and to approve by an ordinary resolution under Cayman Islands law, for purposes of complying with applicable New York Stock Exchange listing rules, the issuance of more than 20% of the total Combined Company Ordinary Shares and a change in control of Angel Pond, in connection with the Merger.

For	Against	Abstain
28,295,984	1,077,099	290,808

5. The Irish HoldCo Articles Proposal - To consider and approve, on a non-binding basis, the adoption by Irish Holdco of the Amended Irish Holdco Memorandum and Articles of Association. A copy of the Amended Irish Holdco Memorandum and Articles of Association is attached to the Proxy Statement/Prospectus as Annex C.

For	Against	Abstain
27,061,830	1,077,099	1,524,962

6. The Election Proposal - To consider and approve, on a non-binding basis, the election of directors to the Irish Holdco Board in accordance with the Merger Agreement.

The voting results with respect to the election of Michael Howard were as follows:

For	Withhold
28,295,984	290,808

The voting results with respect to the election of Alexander B. Suh were as follows:

For	Withhold
28,295,984	290,808

The voting results with respect to the election of Theodore T. Wang were as follows:

For	Withhold
28,295,984	290,808

The voting results with respect to the election of Christine Russell were as follows:

For	Withhold
28,295,984	290,808

The voting results with respect to the election of Harold R. Berenson were as follows:

For	Withhold
28,295,984	290,808

The voting results with respect to the election of Jurgen Ingels were as follows:

For	Withhold
28,295,984	290,808

7. The 2022 Equity Incentive Plan Proposal - To consider and approve, on a non-binding basis, the adoption by Irish Holdco of an equity incentive plan that provides for grant of awards to employees and other service providers of Irish Holdco and its subsidiaries after the closing of the Merger. A copy of the 2022 Equity Incentive Plan is attached to the Proxy statement/Prospectus as Annex D.

For	Against	Abstain
28,295,984	1,077,099	290,808

8. The Name Change Proposal - To consider and approve, on a non-binding basis, the change of the name of Irish Holdco to “MariaDB plc”.

For	Against	Abstain
28,295,984	1,077,099	290,808

9. The Adjournment Proposal - To consider and vote upon and to approve by an ordinary resolution under Cayman Islands law to allow the chairperson of the Special Meeting to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient shares represented to constitute a quorum necessary to conduct business at the Special Meeting or for the approval of one or more proposals at the Special Meeting or to the extent necessary to ensure that any required supplement or amendment to the accompanying proxy statement/prospectus is provided to shareholders.

For	Against	Abstain
28,295,984	1,077,099	290,808

Item 8.01.	Other Events.

As described in Item 5.07 above, the Company’s shareholders approved the Business Combination and related matters on November 22, 2022.

Cautionary Note on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the proposed combination, the expected timetable for completing the proposed combination, the benefits and synergies of the proposed combination, future opportunities for the combined company and products and any other statements regarding Angel Pond’s and MariaDB’s future operations, anticipated growth, financial or operating results, capital allocation, market opportunities, strategies, anticipated business levels, future earnings, planned activities, dividend policy, debt ratio, competitions, and other expectations and targets for future periods. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Angel Pond’s securities, (ii) the risk that the transaction may not be completed by Angel Pond’s business combination deadline, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the satisfaction of the minimum cash conditions, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on MariaDB’s business relationships, operating results, and business generally, (vi) risks that the proposed combination disrupts current plans and operations of MariaDB and potential difficulties in MariaDB employee retention as a result of the transaction, (vii) the outcome of any legal proceedings that may be instituted against MariaDB or against Angel Pond related to the Merger Agreement or the proposed combination, (viii) the ability to maintain the listing of Angel Pond’s securities or the combined company’s securities on a national securities exchange, (ix) the price of Angel Pond’s securities may be volatile due to a variety of factors, including the uncertainty of demand in the market that Angel Pond plans to operate or MariaDB operates, variations in operating performance across competitors, changes in laws and regulations affecting the business and changes in the combined capital structure, (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed combination, and identify and realize additional opportunities, (xi) the ability to discover, develop and protect new technologies and to protect and enforce MariaDB’s or Angel Pond’s intellectual property rights, (xii) the fact that significant capital investment is required for the research & development of intellectual property and other proprietary information to improve and scale technological processes, (xiii) the fact that MariaDB is an early stage company with a history of losses and its future profitability is uncertain, (xiv) the uncertainty of financial projections which rely in part on assumptions about customer demand based on ongoing negotiations and indications of interest from potential customers, (xv) the risk of downturns and a changing regulatory landscape in a highly competitive industry, (xvi) risks relating to the value of the combined company’s securities to be issued in the transaction and uncertainty as to the long-term value of the combined company’s securities, (xvii) disruptions and other impacts to MariaDB’s business as a result of the COVID-19 pandemic and other global health, international conflicts (including in the Ukraine and the related impacts) or economic crises, (xviii) the amount of redemption requests made by Angel Pond’s shareholders, which could be significant, (xix) those factors discussed in the Registration Statement under the “Risk Factors” heading, and other documents Angel Pond or Mangomill plc has filed, or will file, with the SEC, and (xx) other risks to Angel Pond’s and MariaDB’s business, operations and results of operations including from: failure to develop and market new products and optimally manage product life cycles; the loss of one or more significant customers or a significant reduction of business with customers; ability, cost and impact on business operations, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions; business or supply disruption; security threats, such as acts of sabotage, terrorism or war, and natural disasters which could result in a significant operational event for MariaDB or Angel Pond; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed combination, are more fully discussed in the Registration Statement. While the list of factors presented here is, and the list of factors to be presented in any registration statement filed in connection with the transaction are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Further lists and descriptions of risks and uncertainties may be found in each of Angel Pond and the combined company’s subsequent reports on Form 10-Q, Form 10-K, Form 8-K, and other SEC filings, the contents of which are not incorporated by reference into, nor do they form part of, this announcement. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Angel Pond’s or MariaDB’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Angel Pond nor MariaDB assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2022

Angel Pond Holdings Corporation

By:	/s/ Theodore Wang
Theodore Wang
Chief Executive Officer